FORM 8-K/A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

        Date of Report (Date of earliest event reported) April 12, 2006
                                                         ------------------

                        ACROSS AMERICA REAL ESTATE CORP.
                  --------------------------------------------
        (Exact Name of Small Business Issuer as specified in its charter)


        Colorado              000-50764                20-0003432
     ---------------         ----------         --------------------------
     (State or other         (Commission        (IRS Employer File Number)
     jurisdiction of         File No.)
     incorporation)


           1660 Seventeenth Street, Suite 450, Denver, Colorado 80202
           -----------------------------------------------------------
           (Address of principal executive offices including zip code)


                                 (303) 893-1003
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

References in this document to "us," "we," or "the Company" refer to Across America Real Estate Corp. and its subsidiaries.

Item 7.01 Regulation FD Disclosure; Item 8.01 Other Events;

Our 51% owned subsidiary, AARD-TSD-CSK Firestone, LLC, sold its interest in a Checker Auto Parts store located at 5919 Firestone Boulevard, in Firestone, Colorado. The sale price was $1,723,000, which will be shown in our financial statements as revenue for the first fiscal quarter of our year. The purchaser of this Checker Auto Parts store was an unaffiliated third party, C.C. Land Company, Inc., of Fort Collins, Colorado.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Across America Real Estate Corp.


Dated: April 12, 2006                By  /s/ Alexander V. Lagerborg
                                             -------------------------------
                                             Alexander V. Lagerborg,
                                             Chief Executive Officer